Exhibit 99.6
Earn Customer Preference: Top Tier Operational Performance Joe Kolshak Executive Vice President - Operations March 27, 2007

Safe Harbor This presentation contains various projections and other forward-looking statements which represent Delta's estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta's control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the "Risk Factors" discussed in Delta's Form 10-K filed with the SEC on March 2, 2007. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures in talking about our company's performance. You can find the reconciliations of those measures to comparable GAAP measures in the appendix of this presentation. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

Operations Priorities 2006 Additional Priorities in 2007 Establish Top Tier baggage performance among our competitive set Bags Delta Connection Improve operational performance on par with Delta mainline JFK Improve facility Reduce taxi delays and airspace delays

Operations Strategy - Safe Delta has the fewest Aircraft Ground Damages in the Industry 600 500 400 300 200 100 0 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Number of Cases 6.00 Rate per 10,000 Departures Count Rate 2006 Industry Average/10,000 Departures - 4.5 5.00 4.00 3.00 2.00 1.00 Safety is our #1 Priority! 2006 OSHA's Voluntary Protection Program: Corporate VPP Occupational Hazards, Inc., named Delta one of America's Safest Companies of 2005 One of only 12 companies recognized and the first airline to be named since the award's inception in 2002. *Delta internal safety data and ATA shared data for industry average

Deep Cleaning International fleet - every 17-20 days Entire fleet - every 30 days Operations Strategy - Clean Cabin Condition New Interiors 81% complete as of Feb '07 Cabin Reconditioning Previously 77 day interval Now at 15 day interval Cabin Cleaning Recognition 2006 JD Power Ratings DL named "Among the Best" in aircraft interior Recognized in the September 2006 Industry Satisfaction Monitor

Operations Strategy - On Time

DOT On-Time Ranking

Rank	2004	2005	2006	2007 Jan	2007 Feb[1]
1	B6	HP	WN	WN	DL
2	WN	WN	US	DL	CO
3	UA	UA	DL	FL	AA
4	US	CO	NW	CO	UA
5	NW	AA	AA	UA	US
6	CO	DL	FL	US	NW
7	FL	US	UA	NW	B6
8	AA	NW	CO	AS	
9	AS	B6	AS	B6	
10	DL	FL	B6	AA	

Key:
AA = American, AS = Alaska, B6 = JetBlue, CO = Continental, DL = Delta, FL = AirTran, HP = America West, NW = Northwest, UA = United, US= US Airways, WN = Southwest

[1] Preliminary exchange data; AS, FL, WN have not reported

- Focus on performance paying off for our customers
- 2006 performance impacted by Atlanta runway construction in Sept and Oct. Delta would have placed 2nd.
- Delta outperformed our largest competitor in Atlanta in 2006

- Atlanta and Northeast Strategy
- Atlanta PRM / RNAV
- Atlanta 5th Runway
- Atlanta Runway 8R end-around

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Operations Strategy - Bags

DOT Bag Ranking

Rank	2004	2005	2006
1	FL	FL	B6
2	B6	B6	NW
3	WN	CO	CO
4	AS	WN	FL
5	CO	UA	WN
6	UA	HP	UA
7	HP	NW	AS
8	NW	AS	AA
9	AA	AA	DL
10	DL	DL	US
11	US	US	

Goal to be TOP 5 by end of 2007

Key:
AA = American, AS = Alaska, B6 = JetBlue, CO = Continental, DL = Delta, FL = AirTran, HP = America West, NW = Northwest, UA = United, US= US Airways, WN = Southwest

$70M-$80M baggage system improvement project in ATL and JFK

- Infrastructure Upgrades
  - Conveyors / Driver Assignments
- Process Improvements
  - Standardized Loading
  - Pier Balancing
- Baggage Services Office
  - Baggage Self Service
  - Roving Baggage Agent
- Bag Scanning Technology
  - Hand-held
  - RFID

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Operations Strategy - Delta Connection Align Delta Connection performance with mainline Delta Rationalize block times ASA DCI Delta Mainline YTD Block Time Reliability (BTR) 69.1% 63.0% 59.8% Drive performance improvement in D0, A14 and Completion Factor CF A14 D0 (2.4) 98.0 95.6 (9.8) 78.5 67.7 (6.3) 61.5 55.2 Gap Mainline DC

Operations Strategy - JFK Ground Congestion ATC Airspace Utilization J F K L G A LGA/JFK Sector Boundary JFK Canarsie Climb JFK Bridge Climb JFK Breezy Point Climb B A Existing Proposed Arrivals Departures Passenger Flow Curb to Counter / Counter through Security Lobby Improvements Below Wing / Aircraft Command Center Ramp Delta Connection

Operational Efficiency Monthly Block Hours per Line Pilot 44 43 44 51 55 35 40 45 50 55 60 2001 2002 2003 2004 2005 2006 59 34% improvement 7,351 6,940 6,284 5,759 $0 5,500 6,000 6,500 7,000 7,500 8,000 2003 2004 2005 2006 Headcount Pilot Headcount (FTE) Maintenance CASM 0.89 0.87 0.80 (1) 0.85 $0 0.80 0.82 0.84 0.86 0.88 0.90 2003 2004 2005 2006 (¢) 1 Highly favorable engine rates in 2005 drove low CASM Tech Ops Insourcing Revenue $161 $250 $240 $312 $350 (est) $0 $50 $100 $150 $200 $250 $300 2003 2004 2005 2006 2007 ($M)

RNAV/RNP Operations Control Center (OCC) Minutes '02 '03 '04 '05 '06 '07 (ytd) 50 46 46 42 33 33 Year over Year Avg Contingency Fuel Carried FAA Official said Delta was "clearly an industry leader" in RNAV/RNP development. ~$100 Million savings from Fuel Initiatives 1 Source: DOT F41, Company SEC filings, and internal analysis; 2006 based on 9 months actual, three months forecast, competitive data is from 2Q06 2 AirTran, Alaska, American, Continental, JetBlue, Northwest, Southwest, United, US Airways 2000 2001 2002 2003 2004 2005 2006 Gallons / 1000 ASMs 18.48 17.49 17.22 16.83 16.37 15.9 15.54 16 Delta mainline fuel consumption per ASM(1) Top 9 U.S. Competitors' 2006 Average(2)